UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

REGENCY CENTERS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REGENCY CENTERS CORPORATION ONE INDEPENDENT DRIVE, SUITE 114 JACKSONVILLE, FL 32202 Your Vote Counts! REGENCY CENTERS CORPORATION 2023 Annual Meeting Vote by May 2, 2023 11:59 PM ET V03374-P88220 You invested in REGENCY CENTERS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 3, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 3, 2023 8:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/REG2023 *Please check the meeting materials for any special requirements for meeting attendance.Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors to each serve for a one-year term. Nominees: 1a. Martin E. Stein, Jr. For 1b. Bryce Blair For 1c. C. Ronald Blankenship For 1d. Kristin A. Campbell For 1e. Deirdre J. Evens For 1f. Thomas W. Furphy For 1g. Karin M. Klein For 1h. Peter D. Linneman For 1i. David P. O’Connor For 1j. Lisa Palmer For 1k. James H. Simmons, III For 2. Approval, in an advisory vote, of the frequency of future shareholder votes on the Company’s executive compensation. Year 3. Approval, in an advisory vote, of the Company’s executive compensation. For 4. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. For V03375-P88220